Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
During the first quarter of 2022, the Company entered into agreements to sell one Suezmax tanker and two Aframax tankers for a total price of $43.6 million. The vessels and related bunkers and lube oil inventory were classified as held for sale on the Company's consolidated balance sheet as at December 31, 2021 (see note 19), and the Suezmax tanker was written down to its agreed sales price less selling costs, and one of the Aframax tankers was written down to its estimated sales price less estimated selling costs. The Suezmax tanker was delivered to its new owner in February 2022, and the Aframax tankers are expected to be delivered to their new owners in April 2022.
In March 2022, the Company completed a $177.3 million sale-leaseback financing transaction related to eight Suezmax tankers. Pursuant to this arrangement, the Company transferred the vessels to subsidiaries of a financial institution and leased the vessels back on bareboat charters ranging from six to nine-year terms. The Company has the option to repurchase any of the vessels, commencing at the end of the second year. These bareboat charters require that the Company maintain a minimum liquidity consistent with the Company’s other vessels financed on similar arrangements (see note 10) and, for each vessel, a minimum hull coverage ratio of 100% of the total outstanding principal balance.